                                                                 EXHIBIT (h)(27)

                     FORM OF AMENDED AND RESTATED SCHEDULE A
                       TO THE CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS,
                         THE NORTHERN TRUST COMPANY AND
                                    PFPC INC.
                               DATED JULY 31, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of ____________, 2006:

Money Market Fund                              Arizona Tax-Exempt Fund
U.S. Government Money Market Fund              California Tax-Exempt Fund
Municipal Money Market Fund                    Small Cap Index Fund
U.S. Government Select Money Market Fund       Mid Cap Growth Fund
California Municipal Money Market Fund         High Yield Municipal Fund
U.S. Government Fund                           High Yield Fixed Income Fund
Fixed Income Fund                              Global Fixed Income Fund
Intermediate Tax-Exempt Fund                   Tax-Exempt Money Market Fund
Tax-Exempt Fund                                Small Cap Growth Fund
Income Equity Fund                             Large Cap Value Fund
Growth Equity Fund                             International Growth Equity Fund
Select Equity Fund                             Growth Opportunities Fund
Small Cap Value Fund                           Value Fund
Technology Fund                                International Equity Index Fund
Stock Index Fund                               Mid Cap Index Fund
Florida Intermediate Tax-Exempt Fund           Enhanced Large Cap Fund
Short-Intermediate U.S. Government Fund        Emerging Markets Equity Fund
California Intermediate Tax-Exempt Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS                                    THE NORTHERN TRUST COMPANY

By:   ______________________________              By:   ________________________
Title:______________________________              Title:________________________

PFPC INC.

By:   ______________________________
Title:______________________________